Exhibit 1


                            AGREEMENT OF JOINT FILING


         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $1.00 per share, of Crown Crafts, Inc., a Georgia corporation.

Dated: as of February 19, 2003     WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                   By:  Wynnefield Capital Management, LLC,
                                        General Partner

                                   By:  /s/ Nelson Obus
                                        ----------------------------------------
                                        Nelson Obus, Co-Managing Member


                                   WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                   By:  Wynnefield Capital Management, LLC,
                                        General Partner

                                   By:  /s/ Nelson Obus
                                        ----------------------------------------
                                        Nelson Obus, Co-Managing Member


                                   WYNNEFIELD SMALL CAP VALUE OFFSHORE
                                   FUND, LTD.

                                   By:  Wynnefield Capital, Inc.

                                   By:  /s/ Nelson Obus
                                        ----------------------------------------
                                        Nelson Obus, President


                                   WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                   By:  /s/ Nelson Obus
                                        ----------------------------------------
                                        Nelson Obus, Co-Managing Member


                                   WYNNEFIELD CAPITAL, INC.

                                   By:  /s/ Nelson Obus
                                        ----------------------------------------
                                        Nelson Obus, President


                                   CHANNEL PARTNERSHIP II, L.P.

                                   By:  /s/ Nelson Obus
                                        ----------------------------------------
                                        Nelson Obus, General Partner

                                   /s/ Nelson Obus
                                   ---------------------------------------------
                                   Nelson Obus, Individually